SCUDDER
                                                                      INVESTMENT


Supplement to the Currently Effective Prospectuses of each of the Listed Funds

Scudder GNMA Fund
Scudder High Income Fund
Scudder High Income Opportunity Fund
Scudder Short Duration Fund
Scudder US Bond Index Fund

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The following information supplements the "The Fund's Main Investment Strategy"
section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The following information supplements the "The Main Risks of Investing in the Fund" section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.











March 8, 2004